Promissory Notes Payable (Inventergy Inc [Member])	12 Months Ended
Dec. 31, 2013
Inventergy Inc [Member]
Promissory Notes Payable
5.	Promissory Notes Payable

On May 10, 2013, the Company issued secured promissory notes (the “Notes”) with an aggregate principal of $5,000,000 for proceeds of $4,950,000. In conjunction with the issuance of the Notes, proceeds of $50,000 were received in exchange for 5,000,000 shares of Series A-1 Preferred Stock. Also, on May 17, 2013, proceeds of $1,498,526 were received in exchange for shares of Series A-2 Preferred stock to substantially the same investors. Total proceeds from the Notes, Series A-1 Preferred Stock, and Series A-2 Preferred Stock were allocated to each instrument using the relative fair value method. The fair value allocated to the Notes was $2,557,111. Further discussion regarding the allocation of proceeds is included in Note 6.

The Notes, which mature on May 10, 2018, bear interest at 0.40% per annum until the second anniversary of the issuance date and 10% per annum thereafter. The notes are secured by certain patent assets of the Company and all principal and accrued but unpaid interest is due upon maturity. The maturity date of the Notes may be accelerated upon certain events of default or change in control. Upon such events, the Notes may be redeemed for 125% of the principal to be redeemed plus accrued but unpaid interest and late charges, if any. Further discussion regarding the fair value measurement of the redemption provision is included in Note 4. The outstanding principal and accrued interest on the Notes as of December 31, 2013 was $5,000,000, net of an unamortized discount of $2,672,783.

On December 19, 2013 and December 31, 2013, the Company issued promissory notes (the “December 2013 Notes”) to the Company’s Chief Executive Officer, a related party, for $3,000,000 and $100,000 totaling an aggregate principal of $3,100,000. The Company also incurred a loan origination fee of $60,000 upon issuance of the notes which has been accrued as of December 31, 2013 in accounts payable. The December 2013 Notes which were originally scheduled to mature on February 7, 2014 and February 14, 2014, bear interest at 2% per annum, and were extended as discussed in Note 10. The $3,000,000 note is secured by certain patent assets of the Company and all principal and accrued but unpaid interest on the December 2013 Notes are due upon maturity. The outstanding principal and accrued interest on the December 2013 Notes as of December 31, 2013 was $3,100,000.

Total promissory notes at December 31, 2013 are comprised of the following:

Total promissory notes outstanding	$8,100,000
Less: unamortized discount	(2,672,783)

Promissory notes, net of discount	$5,427,217

Amortization of the discount on promissory notes payable is computed using the straight line method over the note term and is included in interest expense in the accompanying statements of operations. Amortization of the discount was $353,009 for the year ended December 31, 2013 and for the period from January 12, 2012 (inception) to December 31, 2013.